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                                                                      EXHIBIT 99

GreenPoint Manufactured Housing Contract Trust
Pass Through Certificates
Series 1999-2
Investor Number 51999031

Determination Date:        12-Oct-99
Remittance Date A-1        15-Oct-99
Remittance Date A-2        18-Oct-99
Month End Date:            30-Sep-99

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
 (a)   Class A-1 Distribution Amount                                                                                 1,787,410.47
 (b)   Class A-1 Distribution Principal                                                                              4,366,547.94
                       Scheduled Payments of Principal                                              698,646.83
                       Partial Prepayments                                                          191,796.51
                       Scheduled Principal Balance Principal Prepayment in Full                   1,538,218.27
                       Scheduled Principal Balance Liquidated Contracts                           1,937,886.33
                       Scheduled Principal Balance Repurchases                                            0.00

 (c)   Class A-1 Interest Distribution                                                                                 580,317.02
       Class A-1 Interest Shortfall                                                                                          0.00

 (d)   Class A-1 Remaining Certificate Balance                                                                     116,114,493.69

 (e)   Class A-2 Distribution Amount                                                                                   422,333.33
 (f)   Class A-2 Distribution Principal                                                                                      0.00
                       Scheduled Payments of Principal                                                    0.00
                       Partial Prepayments                                                                0.00
                       Scheduled Principal Balance Principal Prepayment in Full                           0.00
                       Scheduled Principal Balance Liquidated Contracts                                   0.00
                       Scheduled Principal Balance Repurchases                                            0.00

 (g)   Class A-2 Interest Distribution                                                                                 628,545.83
       Class A-2 Interest Shortfall                                                                                          0.00

 (h)   Class A-2 Remaining Certificate Balance                                                                     125,500,000.00

 (i)   Class A-1 Pass Through Rate                                                                                       5.820000%
       Class A-2 Pass Through Rate                                                                                       5.430000%
       Class A-2 Holdover Amount                                                                                             0.00

 (j)   Monthly Servicing Fee                                                                                           507,200.21

 (k)   Delinquency                                                                       # of Contracts          Prin. Balance
                                                                                         --------------        ------------------

                       a)  Loans 31 to 59 days delinquent                                       62                   2,410,744.54
                       b)  Loans 60 to 89 days delinquent                                       30                   1,256,091.29
                       c)  Loans delinquent 90 or more days                                     36                   1,615,251.49
                                                                                           -------------       ------------------
                                                                                               128                   5,282,087.32
                                                                                           =============       ==================

 (l)   Repurchased Contracts
             (l)       Repurchased Contracts                                                  Number            Repurchase Price
                                                                                           -------------       ------------------
                       (see attached schedule)                           Total Repurchases       2                     146,653.38
                                                                                           =============       ==================

 (m)   Repossessions or Foreclosures                                                          Number             Actual Balance
                                                                                           -------------       ------------------
                                                                         BOP Repossessions     185             $     6,403,059.07
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
                                                          Plus Repossessions this      12                              489,963.01
                                                                            Month
                                                                Less Liquidations     (14)                           ($502,275.74)
                                                                                  -------------                ------------------
                                                                EOP Repossessions     183                      $     6,390,746.34
                                                                                  =============                ==================

 (n)   Enhancement Payment                                                                                                   0.00

 (o)   Monthly Advance                                                                                                       0.00
       Outstanding Amount Advanced                                                                                           0.00

 (p)   Deposit to Special Account/Distribution to Class R Certificateholders                                           (23,671.34)

 (q)   Amount Distributed to Class R Certificateholders                                                                      0.00

 (r)   Net Weighted Average Contract Rate                                                                                    9.37%

 (s)   Number of Manufactured Homes currently held due to repossession                                                          0
       Principal balance of Manufactured Homes currently held                                                        1,618,037.98

 (t)   Pool Principal Balance Percentage                                                                                95.038952%


 (u)   Aggregate Deficiency Amounts                                                                                          0.00
       Servicer Deficiency Amounts received                                                                                  0.00

 (v)   Additional Items


 (w)   Class A-1 Net Funds Carryover Amount                                                                                  0.00
       Class A-2 Net Funds Carryover Amount                                                                                  0.00
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